UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2024

JUNIATA VALLEY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

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Pennsylvania	0-13232	23-2235254
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bridge and Main Streets, Mifflintown, Pennsylvania	17059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 582-5101

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Juniata Valley Financial Corp.

Current Report on Form 8-K

Item 2.02Results of Operations and Financial Condition

On January 26, 2024, Juniata Valley Financial Corp. issued a press release reporting financial results for the quarter and year ended December 31, 2023. The aforementioned press release is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits. The exhibits listed in the Exhibit Index accompanying this Form 8-K are furnished herewith.

Exhibit Index

Exhibit No.	Description
99.1	Press Release reporting financial results for the quarter and year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Juniata Valley Financial Corp.

Date: January 26, 2024	By:	/s/ Michael W. Wolf

	Name:	Michael W. Wolf
	Title:	EVP, Chief Financial Officer